Exhibit 10.1

As of June 30, 2023

The Directors

Yale Transaction Finders, Inc.

Gentlemen,

Reference is made to those certain convertible promissory notes, dated May 16, 2022 (collectively, the “Notes”), each made by Yale Transaction Finders, Inc. (“Company”) in favor of Ironbound Partners Fund, LLC, Moyo Partners, LLC, Dakota Group, LLC and Rise Capital Corp.

The parties hereby agree that, effective as of the date hereof, the “Maturity Date” (as defined in the Notes) shall be extended from June 30, 2023 to June 30, 2024.

Except as set forth herein, all terms of the Notes shall remain in full force and effect.

YALE TRANSACTION FINDERS, INC.

By:	/s/ Jonathan J. Ledecky
Name:	Jonathan J. Ledecky
Title:	President

Accepted and Agreed:

IRONBOUND PARTNERS FUND, LLC

By:	/s/ Jonathan J. Ledecky
Name:	Jonathan J. Ledecky
Title:	Managing Member

MOYO PARTNERS, LLC

By:	/s/Arnold P. Kling
Name:	Arnold P. Kling
Title:	Managing Member

DAKOTA GROUP, LLC

By:	/s/ Stanley Buchthal
Name:	Stanley Buchthal
Title:	President

RISE CAPITAL CORP.

By:	/s/ David Barrocas
Name:	David Barrocas
Title:	Authorized Signatory